                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report     (Date of earliest event reported):
              November 26, 2002            (November 25, 2002)
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                            CAPITAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island
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                 (State or other jurisdiction of incorporation)

                         0-9380               05-0386287
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          (Commission File Number) (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                    (Address of principal executive offices)

                                 (401) 435-7171
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Capital  Properties,  Inc (the "Company")  today announced that on November
25, 2002 the United  States  District  Court for the  District of Rhode  Island,
after a trial on the merits,  awarded the Company approximately $1.48 million in additional  damages in connection with the condemnation  proceedings  brought by the National Rail Passenger Corporation  ("AMTRAK") with respect to certain land and  air  rights  owned  by  the  Company  in the  Capital  Center  District  in
Providence,  Rhode Island.  AMTRAK had previously paid the Company approximately
$1.25 million as compensation for these takings, which the Company believed, and the Court  determined,  was  inadequate.  The condemned land includes air rights over the railroad  corridor and land immediately  adjacent to the railroad right of way. The Court's judgment will bear interest until paid in full.

     At this time the Company does not know whether AMTRAK intends to appeal the decision. If it elects to do so, the Company will vigorously defend the District
Court's  determination.  However,  the Company can provide no assurance as to if and when the judgment might be paid.

     A more completed  description of the condemnation  proceedings is contained in the Note 9 to the Company's financial  statements  contained in latest report on Form 10-QSB as filed with the Securities and Exchange Commission.

     Certain  statements  set  forth  above,  including,  but  not  limited  to, statements containing the words "anticipates," "believes," "expects," "intends,"
"will," "may" and similar words constitute forward-looking statements within the
meaning  of  the  Private  Securities   Litigation  Reform  Act  of  1995.  Such
forward-looking  statements are based on management's  current  expectations and include known and unknown risks,  uncertainties and other factors, many of which could  cause the results or  performance  to differ  materially  from any future results or performance expressed or implied by such forward-looking  statements.
These statements  involve risks,  uncertainties  and other factors detailed from time to time in the  Registrant's  filings  with  the  Securities  and  Exchange
Commissions.  The Company cautions investors that any forward-looking statements made by the  Company  are not  guarantees  of future  performance.  The  Company disclaims any obligation to update any such factors or to announce  publicly the results  of any  revisions  to any of the  forward-looking  statements  included herein to reflect future events or developments.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1  Press Release regarding condemnation award.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CAPITAL PROPERTIES, INC.

                                By:      /s/ Barbara J. Dreyer
                                         ------------------------
                                         Barbara J. Dreyer, Treasurer

Date:  November 26, 2002